UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 11, 2026

KELLY SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-01088	38-1510762
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

999 West Big Beaver Road
Troy, Michigan 48084
(Address of principal executive offices)

(248) 362-4444

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, $1.00 par value per share	KELYA	The Nasdaq Stock Market LLC
Class B Common Stock, $1.00 par value per share	KELYB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement

Item 3.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.03.	Material Modification to Rights of Security Holders.

On January 11, 2026, the board of directors (the “Board”) of Kelly Services, Inc., a Delaware corporation (the “Company”), adopted a stockholder rights plan and declared a dividend of one right (a “Right”) for each outstanding share of (i) Class A Common Stock, par value $1.00 per share, of the Company (“Class A Common Stock”) and (ii) Class B Common Stock, par value $1.00 per share, of the Company (“Class B Common Stock” and together with the Class A Common Stock, the “Common Stock”), to stockholders of record at 5:15 p.m., Eastern Time, on January 11, 2026 (the “Record Date”). Each Right entitles its holder, subject to the terms of the Rights Plan (as defined below), to purchase from the Company one Fractional Share Bundle (as defined below) at an exercise price of $44.00 per Right, subject to adjustment. A “Fractional Share Bundle” means (i) 0.9833 shares of Class A Common Stock, which fraction of a share of Class A Common Stock is subject to adjustment (a “Class A Common Stock Fraction”), and (ii) 0.0167 shares of Class B Common Stock, which fraction of a share of Class B Common Stock is subject to adjustment (a “Class B Common Stock Fraction”). The description and terms of the Rights are set forth in a stockholder rights plan, dated as of January 11, 2026 (the “Rights Plan”), by the Company.

The Rights. The Rights will attach to any shares of Common Stock that become outstanding after the Record Date and prior to the earlier of the Distribution Time (as defined below) and the Expiration Time (as defined below), and in certain other circumstances described in the Rights Plan.

Until the Distribution Time, the Rights are associated with Common Stock and evidenced by Common Stock certificates or, in the case of uncertificated shares of Common Stock, the book-entry account that evidences record ownership of such shares, which will contain a notation incorporating the Rights Plan by reference, and the Rights are transferable with and only with the underlying shares of Common Stock.

Until the Distribution Time, the surrender for transfer of any shares of Common Stock will also constitute the transfer of the Rights associated with those shares. As soon as practicable after the Distribution Time, separate rights certificates will be mailed to holders of record of Common Stock as of the Distribution Time. From and after the Distribution Time, the separate rights certificates alone will represent the Rights.

The Rights are not exercisable until the Distribution Time. Until a Right is exercised, its holder will have no rights as a stockholder of the Company, including the right to vote or to receive dividends.

Separation and Distribution of Rights; Exercisability. Subject to certain exceptions, the Rights become exercisable and trade separately from Common Stock only upon the “Distribution Time,” which occurs upon the earlier of:

•

the close of business on the tenth (10th) day after the “Stock Acquisition Date” (which is defined as (a) the first date of public announcement that any person or group has become an “Acquiring Person,” which is defined as a person or group that, together with its affiliates and associates, beneficially owns the Specified Percentage (as defined below) or more of the outstanding shares of Class B Common Stock (with certain exceptions, including those described below) or such earlier date after the Stock Acquisition Date as may be determined by action of the Board or (b) such other date, as determined by the Board, on which a person or group has become an Acquiring Person) or

•

the close of business on the tenth (10th) business day (or such later date as may be determined by the Board prior to such time as any person or group becomes an Acquiring Person) after the commencement of a tender offer or exchange offer that, if consummated, would result in a person or group becoming an Acquiring Person.

•	“Specified Percentage” means 75% (seventy-five percent).

•	An Acquiring Person does not include:

•	the Company or any subsidiary of the Company;

•	any officer, director or employee of the Company or any subsidiary of the Company in his or her capacity as such;

•

any employee benefit plan of the Company or of any subsidiary of the Company or any entity or trustee holding (or acting in a fiduciary capacity in respect of) shares of capital stock of the Company for or pursuant to the terms of any such plan or for the purpose of funding other employee benefits for employees of the Company or any subsidiary of the Company; or

•	any Grandfathered Person (as defined below).

•	A “Grandfathered Person” means:

•

any person or group that, together with its affiliates and associates, as of immediately prior to the adoption of the Rights Plan, beneficially owns the Specified Percentage or more of the outstanding shares of Class B Common Stock; provided, that a person or group will cease to be a Grandfathered Person if and when (i) such person or group becomes the beneficial owner of less than the Specified Percentage of the shares of Class B Common Stock then outstanding, (ii) such person or group increases such person’s or group’s beneficial ownership of shares of Class B Common Stock (subject to certain exceptions) to an amount equal to or greater than the greater of the Specified Percentage and the sum of the lowest beneficial ownership of such person or group since the public announcement of the adoption of the Rights Plan plus one share of Class B Common Stock, or (iii) in the case of a person or group who, together with its affiliates and associates, beneficially owns the Specified Percentage or more of the shares of Class B Common Stock then outstanding by reason of a right to acquire such shares pursuant to an agreement, arrangement or understanding (whether or not in writing, but excluding any right to acquire shares pursuant to options or warrants granted by the Company prior to adoption of the Rights Plan), such person or group or one or more of its affiliates or associates exercises such right to acquire or otherwise acquires some or all of such shares, directly or indirectly, pursuant to the terms and conditions of such agreement, arrangement or understanding or any amendment thereof (including by consummating a purchase or transfer of such shares pursuant to such agreement, arrangement or understanding or any amendment thereof) and, upon such exercise, acquisition, or consummation, such person or group, together with all such person’s or group’s affiliates and associates, beneficially owns the Specified Percentage or more of the Class B Common Stock then outstanding; provided, however, that if upon consummation of the acquisition of beneficial ownership of additional shares of Class B Common Stock pursuant to clause (ii) or upon exercise of a right to acquire or the acquisition, directly or indirectly, of shares of Class B Common Stock or entry into a new agreement to acquire, hold or vote such shares pursuant to clause (iii), such person or group, together with its affiliates and associates, does not then beneficially own the Specified Percentage or more of the shares of Class B Common Stock then outstanding, then such person or group shall not be deemed an “Acquiring Person.”

In addition, the Rights Plan provides that no person or group will become an Acquiring Person as a result of security purchases or issuances directly from the Company or through an underwritten offering approved by the Board. Also, a person or group will not be an Acquiring Person if the Board determines that such person or group has become an Acquiring Person inadvertently and such person or group as promptly as practicable divests a sufficient number of shares so that such person or group would no longer be an Acquiring Person.

Certain synthetic interests in securities created by derivative positions, whether or not such interests are considered to be ownership of the underlying Common Stock or are reportable for purposes of Regulation 13D of the Securities Exchange Act of 1934, as amended, are treated as beneficial ownership of the number of shares of Common Stock equivalent to the economic exposure created by the derivative position, to the extent actual shares of Common Stock are directly or indirectly held by counterparties to the derivatives contracts.

Expiration Time. The Rights will expire on the earliest to occur of (a) the close of business on January 10, 2027 (the “Final Expiration Time”), (b) the time at which the Rights are redeemed or exchanged by the Company (as described below), (c) the time at which the Rights are exchanged in accordance with the Rights Plan, or (d) upon the closing of any merger or other acquisition transaction involving the Company pursuant to a merger or other acquisition agreement that has been approved by the Board before any person or group becomes an Acquiring Person (the earliest of (a), (b), (c) and (d) being herein referred to as the “Expiration Time”).

Flip-in Event. In the event that any person or group (other than certain exempt persons) becomes an Acquiring Person (a “Flip-in Event”), each holder of a Right (other than such Acquiring Person, any of its affiliates or associates or certain transferees of such Acquiring Person or of any such affiliate or associate, whose Rights automatically become null and void) will have the right to receive, upon exercise, shares (or fractions of shares) of Class A Common Stock and/or Class B Common Stock (or in some cases, as provided in the Rights Plan, other securities or assets) having a value equal to two times the exercise price of the Right.

Flip-over Event. In the event that, at any time following the Stock Acquisition Date, any of the following occurs (each, a “Flip-over Event”):

•	the Company consolidates with, or merges with and into, any other entity, and the Company is not the continuing or surviving entity;

•

any entity engages in a share exchange with or consolidates with, or merges with or into, the Company, and the Company is the continuing or surviving entity and, in connection with such share exchange, consolidation or merger, all or part of the outstanding shares of Common Stock are changed into or exchanged for stock or other securities of any other entity or cash or any other property; or

•	the Company sells or otherwise transfers, in one transaction or a series of related transactions, fifty percent (50%) or more of the Company’s assets, cash flow or earning power,

each holder of a Right (except Rights which previously have been voided as described above) will have the right to receive, upon exercise, common stock of the acquiring company having a value equal to two times the exercise price of the Right.

Anti-dilution Adjustments. The exercise price payable, and the number of shares (or fractions of shares) of Class A Common Stock or Class B Common Stock or other securities or assets issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution:

•	in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Class A Common Stock or Class B Common Stock,

•

if holders of the Class A Common Stock or Class B Common Stock are granted certain rights, options or warrants to subscribe for Class A Common Stock or Class B Common Stock or convertible securities at less than the current market price of the Class A Common Stock or Class B Common Stock, as applicable, or

•

upon the distribution to holders of the Class A Common Stock or Class B Common Stock of evidences of indebtedness or assets (excluding regular quarterly cash dividends) or of subscription rights or warrants (other than those referred to above).

With certain exceptions, no adjustment in the exercise price will be required until cumulative adjustments amount to at least one percent (1%) of the exercise price.

Redemption; Exchange. At any time prior to the earlier of (i) such time as any person becomes an Acquiring Person or (ii) the Final Expiration Time, the Company may redeem the Rights in whole, but not in part, at a price of $0.001 per Right (subject to adjustment and payable in cash, Common Stock or other consideration deemed appropriate by the Board). Immediately upon the action of the Board authorizing any redemption or at a later time as the Board may establish for the effectiveness of the redemption, the Rights will terminate and the only right of the holders of Rights will be to receive the redemption price.

The Company, at any time, may exchange the Rights (other than Rights owned by the Acquiring Person, any of its affiliates or associates or certain transferees of the Acquiring Person or of any such affiliate or associate, whose Rights will have become null and void), in whole or in part, at an exchange ratio of one Class A Common Stock Fraction and one Class B Common Stock Fraction (or, in some instances, as provided in the Rights Plan, for cash, additional shares of Class A Common Stock, other securities, or other assets), per Right (subject to adjustment).

Amendment of the Rights Plan. The Company may from time to time amend or supplement the Rights Plan without the consent of the holders of the Rights. However, on or after the Stock Acquisition Date, no amendment can materially adversely affect the interests of the holders of the Rights (other than the Acquiring Person, any of its affiliates or associates or certain transferees of Acquiring Person or of any such affiliate or associate).

Miscellaneous. While the distribution of the Rights will not be taxable to stockholders or to the Company, stockholders may, depending upon the circumstances, recognize taxable income in the event that the Rights become exercisable for Common Stock (or other consideration) or for common stock of the acquiring company or in the event of the redemption of the Rights as described above.

Additional Information. A copy of the Rights Plan has been filed with the Securities and Exchange Commission as an exhibit to a registration statement on Form 8-A and to this Current Report. A copy of the Rights Plan is also available free of charge from the Company.

* * * * *

This description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Rights Plan, which is filed as Exhibit 4.1 to this Current Report and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure

On January 12, 2026, the Company issued a press release announcing the adoption of the Rights Plan. A copy of that press release is furnished as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

4.1	Stockholder Rights Plan, dated as of January 11, 2026, by the Company (which includes the Form of Rights Certificate as Exhibit A and the Summary of Rights to Purchase Class A Common Stock and Class B Common Stock as Exhibit B thereto) (incorporated by reference to Exhibit 4.1 to the Company’s Registration Statement on Form 8-A, filed with the Securities and Exchange Commission on January 12, 2026)

99.1	Press Release issued by the Company on January 12, 2026 (furnished only)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KELLY SERVICES, INC.

Date: January 12, 2026	By:	/s/ Vanessa Peterson Williams
Vanessa Peterson Williams
EVP, General Counsel and Corporate Secretary